Covenant to Pay Expansion Fees

Whereas, IFL Acquisition Co., L.L.C., a Delaware limited liability company (the "Company") is a party to that certain Asset Purchase and Sale Agreement (the "Asset Agreement" dated of even date herewith, by and between the Company, as buyer, and Keary Ecklund, Tammy Ecklund, The Indoor Football League, Inc., Green Bay Bombers, Inc., Madison Mad Dogs, Inc., Dayton Football, Inc., Flint Football, Inc., Wichita Football, Inc., Johnstown Football, Inc., Peoria Football, Inc., Sioux Falls Football, Inc., Fargo Football, Inc., LaCrosse Football, Inc., Duluth Football, Inc., Erie Football, Inc., Sioux City Football, Inc., Wheeling Football, Inc., Bismarck Football, Inc., Rapid City Football, Inc., Billings Football, Inc., Mankate Football, Inc., and Casper Football,
Inc. (collectively, "Sellers").

Whereas, pursuant to the Asset Agreement, the Company will acquire from Sellers certain assets, including, but not limited to, those certain territories listed on the attached Exhibit "A" (the "Territories")

Whereas, the Company intends to sell the right to operate minor league arena football teams within such Territories for a fee (the "Expansion Fees").

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby covenants and agrees to pay to The Orlando Predators Entertainment, Inc., a Florida Corporation "OPE"), the first One Million Dollars ($1,000,000) of Expansion Fees paid to The Company, except and excluding the $50,000 Expansion Fee paid by OPE, during the period commencing on the date hereof and expiring on the fifth anniversary date following the date hereof

     DATED this __ day of October, 2000.


                                            IFL Acquisition Co., L.L.C.,
                                            a Delaware limited liability company


                                            By: /s/ Ronald J. Kurpiers
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                                            Name: Ronald J. Kurpiers
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                                            Title: President
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